                                                                      Exhibit 24

                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints David J. Lesar, Lester L. Coleman, and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton MS, Inc., a wholly-owned subsidiary of Dresser Industries, Inc., with and into Magic Earth, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Date: May 15, 2001                        /s/ Lord Clitheroe
                                          _____________________________________
                                          Lord Clitheroe

                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints David J. Lesar, Lester L. Coleman, and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton MS, Inc., a wholly-owned subsidiary of Dresser Industries, Inc., with and into Magic Earth, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Date: May 15, 2001                        /s/ Robert L. Crandall
                                          _____________________________________
                                          Robert L. Crandall

                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints David J. Lesar, Lester L. Coleman, and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton MS, Inc., a wholly-owned subsidiary of Dresser Industries, Inc., with and into Magic Earth, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Date: May 21, 2001                        /s/ Kenneth T. Derr
                                          _____________________________________
                                          Kenneth T. Derr

                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints David J. Lesar, Lester L. Coleman, and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton MS, Inc., a wholly-owned subsidiary of Dresser Industries, Inc., with and into Magic Earth, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Date: May 15, 2001                        /s/ Charles J. DiBona
                                          _____________________________________
                                          Charles J. DiBona

                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints David J. Lesar, Lester L. Coleman, and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton MS, Inc., a wholly-owned subsidiary of Dresser Industries, Inc., with and into Magic Earth, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Date: May 15, 2001                        /s/ Lawrence S. Eagleburger
                                          _____________________________________
                                          Lawrence S. Eagleburger

                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints David J. Lesar, Lester L. Coleman, and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton MS, Inc., a wholly-owned subsidiary of Dresser Industries, Inc., with and into Magic Earth, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Date: May 15, 2001                        /s/ W. R. Howell
                                          _____________________________________
                                          W. R. Howell

                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints David J. Lesar, Lester L. Coleman, and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton MS, Inc., a wholly-owned subsidiary of Dresser Industries, Inc., with and into Magic Earth, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Date: May 15, 2001                        /s/ Ray L. Hunt
                                          _____________________________________
                                          Ray L. Hunt

                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints David J. Lesar, Lester L. Coleman, and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton MS, Inc., a wholly-owned subsidiary of Dresser Industries, Inc., with and into Magic Earth, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Date: May 15, 2001                        /s/ David J. Lesar
                                          _____________________________________
                                          David J. Lesar

                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints David J. Lesar, Lester L. Coleman, and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton MS, Inc., a wholly-owned subsidiary of Dresser Industries, Inc., with and into Magic Earth, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Date: May 15, 2001                        /s/ Aylwin B. Lewis
                                          _____________________________________
                                          Aylwin B. Lewis

                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints David J. Lesar, Lester L. Coleman, and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton MS, Inc., a wholly-owned subsidiary of Dresser Industries, Inc., with and into Magic Earth, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Date: May 15, 2001                        /s/ J. Landis Martin
                                          _____________________________________
                                          J. Landis Martin

                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints David J. Lesar, Lester L. Coleman, and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton MS, Inc., a wholly-owned subsidiary of Dresser Industries, Inc., with and into Magic Earth, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Date: May 15, 2001                        /s/ Jay A. Precourt
                                          _____________________________________
                                          Jay A. Precourt

                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints David J. Lesar, Lester L. Coleman, and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton MS, Inc., a wholly-owned subsidiary of Dresser Industries, Inc., with and into Magic Earth, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Date: May 15, 2001                        /s/ Debra L. Reed
                                          _____________________________________
                                          Debra L. Reed

                               POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints David J. Lesar, Lester L. Coleman, and Susan S. Keith, and each or any of them, his or her true and lawful attorneys-in-fact and agents (with full power to each of them to act alone), with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities, to sign the Registration Statement on Form S-4, or other appropriate Form, relating to the merger of Halliburton MS, Inc., a wholly-owned subsidiary of Dresser Industries, Inc., with and into Magic Earth, Inc., and any and all amendments (including post-effective amendments) or supplements to such Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done (with full power to each of them to act alone), as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Date: May 15, 2001                        /s/ C. J. Silas
                                          _____________________________________
                                          C. J. Silas